Exhibit 99.1

                             Joint Filing Agreement

          The undersigned hereby agree that the statement on Schedule 13G with respect to the common stock of InfoSearch Media, Inc. is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934 and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

DATED:  May 26, 2006


                                 JAY GOLDMAN ASSET MANAGEMENT, L.L.C.

                                 By:  /s/ Jay G. Goldman
                                      ------------------------------------------
                                      Name:  Jay G. Goldman
                                      Title: Manager


                                 JAY G. GOLDMAN

                                 /s/ Jay G. Goldman
                                 -----------------------------------------------
                                 Jay G. Goldman


                                 WOODMONT INVESTMENTS LIMITED

                                 By:  Jay Goldman Asset Management, L.L.C.,
                                      its investment adviser

                                      By: /s/ Jay G. Goldman
                                          --------------------------------------
                                          Name:  Jay G. Goldman
                                          Title: Manager

                                 THE JAY GOLDMAN MASTER LIMITED PARTNERSHIP

                                 By: J. Goldman Capital GP LLC,
                                     its general partner

                                      By: /s/ Jay G. Goldman
                                          --------------------------------------
                                          Name:  Jay G. Goldman
                                          Title: Sole Member


                                 J. GOLDMAN CAPITAL ADVISORS, L.P.

                                 By:  J. Goldman Capital Management, Inc.,
                                      its general partner

                                      By: /s/ Jay G. Goldman
                                          --------------------------------------
                                          Name:  Jay G. Goldman
                                          Title: President


                                  OPEN ROAD MANAGEMENT, LLC

                                  By: /s/ Thomas Isenberg
                                      ------------------------------------------
                                      Name:  Thomas Isenberg
                                      Title: Manager



                                  OPEN ROAD PARTNERS, L.P.

                                  By: Open Road Capital, LLC,
                                      its general partner

                                  By: /s/ Thomas Isenberg
                                      ------------------------------------------
                                      Name:  Thomas Isenberg
                                      Title: Managing Member



                                  THOMAS ISENBERG

                                  /s/ Thomas Isenberg
                                  ----------------------------------------------
                                  Thomas Isenberg




           [JOINT FILING AGREEMENT FOR AMENDMENT NO. 1 TO SCHEDULE 13G
                     WITH RESPECT TO INFOSEARCH MEDIA, INC.]